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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 20, 2000

                        Commission File Number 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                                               86-0708398
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                       6820 Academy Parkway East, NE 87109
                             Albuquerque, New Mexico
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          (Address of principal executive offices, including Zip Code)


                                 (505) 342-1100
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              (Registrant's telephone number, including area code)

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 20, 2000, LightPath Technologies, Inc. (the "Registrant") completed the acquisition of Geltech, Inc., a Delaware corporation ("Geltech"), pursuant to the terms of the previously reported Merger Agreement, dated August 9, 2000 (the "Merger Agreement"), by and among the Registrant, Geltech and LPI Two Merger Corporation ("LPI Two").

     Pursuant to the terms of the Merger Agreement, LPI Two merged with and into Geltech, with Geltech surviving the merger as a wholly owned subsidiary of the Registrant. The Registrant acquired all of the outstanding shares of Geltech through the issuance of 822,737 shares of the Registrant's Class A common stock. The Registrant also assumed approximately $1.7 million of Geltech's debt.

     The terms of the transaction, including the purchase price, were determined by negotiations between the Registrant and the principal shareholders of Geltech, and were approved by a majority of the shareholders of Geltech.

     The Merger Agreement and the First Amendment to Merger Agreement, dated September 20, 2000, by and among LightPath, Geltech and LPI Two are incorporated by reference herein and are filed as Exhibits 2.1 and 2.2, respectively, hereto. A copy of the press release issued by the Registrant on September 22, 2000, concerning the foregoing transaction is incorporated herein by reference and is filed as Exhibit 99.1 hereto. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of the Businesses Acquired. The Registrant is in the process of preparing financial statements of Geltech to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.

(b)  Pro Forma Financial Information.

     The Registrant is in the process of preparing pro forma financial information to be included in an amendment of this Form 8-K to be filed within 60 days of the filing date of this Form 8-K.


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(c)  Exhibits.

     Exhibit                    Description                     Method of Filing
     -------                    -----------                     ----------------
       2.1        Merger Agreement, dated August 9, 2000, by           (1)
                  and among LightPath Technologies, Inc.,
                  Geltech, Inc. and LPI Two Merger Corporation

       2.2        First Amendment to Merger Agreement, dated           (1)
                  September 20, 2000, by and among LightPath
                  Technologies, Inc., Geltech, Inc. and LPI Two
                  Merger Corporation

       99.1       Press release issued September 22, 2000,             (1)
                  announcing completion of acquisition of Geltech.

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(1)  Filed herewith

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                 LIGHTPATH TECHNOLOGIES, INC.


                                 By: /s/ Donald Lawson        September 26, 2000
                                     ---------------------    ------------------
                                     Donald Lawson
                                     CEO and President

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                                  EXHIBIT INDEX

Exhibit Number                    Description
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    2.1             Merger  Agreement,  dated  August  9,  2000,  by  and  among
                    LightPath Technologies, Inc., Geltech, Inc. and LPI Two Merger Corporation

    2.2 First Amendment to Merger Agreement, dated September 20, 2000, by and among LightPath Technologies, Inc., Geltech, Inc. and LPI Two Merger Corporation

    99.1            Press  release   issued   September  22,  2000,   announcing
                    completion of acquisition of Geltech.